FEDERATED GROWTH STRATEGIES FUND (A Portfolio of Federated Equity Funds) Class A Shares, Class B Shares Class C Shares Supplement to Prospectuses dated December 31, 1996

Please delete the fourth paragraph under the subsection entitled "Adviser's Background" which begins on page 15 of the Fund's Class A Shares Prospectus and page 22 of the Fund's Class A Shares, Class B Shares and Class C Shares Prospectus, and replace it with the following:

     "Salvatore Esposito will be a portfolio manager of the Fund effective November 1997. Mr. Esposito joined Federated Investors in 1995 as an Investment Analyst of the Fund's investment adviser and has been an Assistant Vice President of the Fund's adviser since October 1997. From 1987 to 1995, Mr. Esposito served in various positions at PNC Bank, culminating in that of Vice President/Lead Reviewer. Mr. Esposito earned his M.B.A., concentrating in Finance, from Duquesne University."



                                October 31, 1997



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        Cusip 314172107
        Cusip 314722206
        Cusip 314172305
        G02144 -02 (10/97)

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